Organization And Description Of Business	12 Months Ended
Dec. 31, 2012
Organization, Consolidation and Presentation of Financial Statements [Abstract]
Organization And Description Of Business
Organization and Description of Business

Organization

Unless indicated otherwise, the terms “our,” “we,” “us” and similar language refer to Magellan Midstream Partners, L.P. together with its subsidiaries. We are a Delaware limited partnership and our limited partner units trade on the New York Stock Exchange under the ticker symbol “MMP.” Magellan GP, LLC, a wholly owned Delaware limited liability company, serves as our general partner.

We operate and report in three business segments: refined products, crude oil and marine storage. Our reportable segments offer different products and services and are managed separately because each requires different marketing strategies and business knowledge.

Description of Business

Refined Products. Our refined products segment includes the operations of our refined products pipeline system, our independent terminals, our ammonia pipeline as well as our butane blending and fractionation activities, each of which is briefly described below:

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Our refined products pipeline consists of approximately 8,800 miles of pipeline and 49 terminals that provide transportation, storage and distribution services. Our refined products pipeline covers a 14-state area extending from Texas through the Midwest to Colorado, North Dakota, Minnesota, Wisconsin and Illinois. The products transported on our pipeline are primarily gasoline, distillates, aviation fuels and liquefied petroleum gases. Product originates on our pipeline from direct connections to refineries, at our terminals and through interconnections with other interstate pipelines for transportation and ultimate distribution to retail gasoline stations, truck stops, railroads, airports and other end users. Our refined products pipeline also generates fees from ancillary services including ethanol and biodiesel loading and unloading, additive injection, custom blending, terminalling, laboratory testing and data services. Our blending activities involve purchasing liquefied petroleum gases and blending them into gasoline, which creates additional gasoline available for us to sell. Our fractionation activities include two fractionators along our pipeline system that separate transmix, an unusable mixture of various petroleum products, into gasoline and diesel fuel. We generate transmix from the commingling of products between different product batches during the transportation process on our pipelines. We also purchase transmix from third parties;

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Our 27 independent terminals are part of a distribution network located principally throughout the southeastern U.S. We earn revenues at our independent terminals primarily from fees we charge based on the volumes of refined products distributed from these locations and from ancillary services such as additive injections and ethanol blending; and

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Our ammonia pipeline consists of 1,100 miles of pipeline that transports and distributes ammonia from production facilities in Texas and Oklahoma to various distribution points in the Midwest for use as an agricultural fertilizer. We generate revenues principally from volume-based fees for the transportation of ammonia on our pipeline system.

Crude Oil. Our crude oil segment includes a crude oil terminal in Cushing, Oklahoma, our Longhorn crude oil pipeline, our Houston-area crude oil distribution system and the crude oil and condensate storage at our East Houston and Corpus Christi, Texas terminals. Additionally, our crude oil segment includes our ownership interest in three equity investments. A brief description of these operations is as follows:

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Our Longhorn crude oil pipeline consists of approximately 450 miles of pipeline which originates from third party pipeline connections in Crane, Texas for deliveries to Houston-area refineries and pipelines. The Longhorn pipeline will begin crude oil service in early 2013;

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Our terminal at East Houston, Texas includes approximately two million barrels of crude oil storage, and our terminal at Corpus Christi, Texas includes approximately one million barrels of condensate storage;

•	Our Houston-area crude oil distribution system originates at our East Houston, Texas terminal and other points in the Houston area for delivery to nearby refineries and other pipeline systems;

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Our terminal in Cushing, Oklahoma, one of the largest crude oil trading hubs in the U.S., consists of approximately 10 million barrels of usable crude oil storage. This terminal principally serves refiners, marketers and traders. We earn revenues primarily from leasing tanks as well as from throughput fees; and

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We own more than 200 miles of pipeline in Kansas and Oklahoma that we lease to third parties for crude oil service. We earn revenues from these pipeline segments for capacity reserved even if not used by the customer.

Our crude oil segment also includes ownership interests in the following ventures:

•	a 50% interest in Osage Pipe Line Company LLC (“Osage”), a 135-mile pipeline that transports crude oil from Cushing, Oklahoma to El Dorado, Kansas and has connections to refineries in El Dorado;

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a 50% interest in Double Eagle Pipeline LLC (“Double Eagle”), which is constructing a 140-mile pipeline to connect to a 50-mile pipeline owned by a related party entity to transport condensate to our terminal at Corpus Christi, Texas.  This pipeline is expected to be fully operational by the second half of 2013; and

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a 50% interest in BridgeTex Pipeline Company, LLC (“BridgeTex”), which is constructing 450 miles of pipeline and related infrastructure that is being constructed to transport crude oil from Colorado City, Texas for delivery to the Houston-area refineries. This pipeline is expected to begin service in mid-2014.

Marine Storage. Our marine storage segment is comprised of storage terminals, which store and distribute refined products throughout four states. Our storage terminals are comprised of five facilities that have marine access in New Haven, Connecticut; Wilmington, Delaware; Marrero, Louisiana; and Corpus Christi and Galena Park, Texas that are located near major refining hubs along the U.S. Gulf and East Coasts. Our marine storage terminals have an aggregate storage capacity of approximately 25 million barrels. Because the rates charged at these terminals are unregulated, the marketplace determines the prices we can charge for our services. We earn revenues through storage and ancillary fees, including product heating, blending, mixing and additive injection for refiners and other large end users of refined products. Additionally, we have a 50% interest in a refined products storage company that owns 0.8 million barrels of storage located at our Galena Park terminal.

Two-for-One Unit Split. In August 2012, our general partner's board of directors approved a two-for-one split of our limited partner units, which was completed on October 12, 2012. We have retrospectively restated all limited partner unit and per unit amounts in this report, including earnings per limited partner unit, the weighted average number of limited partner units outstanding for basic and diluted net income per limited partner unit, limited partner units outstanding and per unit cash distribution amounts, for each respective period presented.